Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Liz Harris
Vice President, Communications
502-636-4474
Liz@kyderby.com

CHURCHILL DOWNS INCORPORATED

REPORTS 2010 SECOND-QUARTER RESULTS

•	Quarterly Net Revenues Grow 11% Year-Over-Year

•	Oaks and Derby Week EBITDA Reach New Record High

•	Acquisition of Youbet.com, Inc. closes on June 2, 2010

•	EBITDA Increases 1% Despite $4 Million Costs Related to Youbet.com Acquisition

LOUISVILLE, Ky. (Wednesday, August 4, 2010) – Churchill Downs Incorporated (“CDI”), (NASDAQ: CHDN) today reported results for the second quarter and six months ended June 30, 2010.

Net revenues for the second quarter of 2010 totaled $200.5 million, an increase of 11 percent over net revenues of $180.0 million recorded during the second quarter of 2009. Net revenues for the quarter were positively affected by the performance of CDI’s Gaming Segment, up 83 percent over last year, its Online Segment, up 41 percent over last year and growth of Kentucky Oaks and Kentucky Derby Week. Net revenues from CDI’s Racing Operations Segment, excluding Kentucky Oaks and Derby Week, declined consistent with the 6 percent decline in U.S. Thoroughbred industry handle, as reported by Equibase, and the 5 percent reduction in CDI race days from 118 to 112 in the quarter.

Earnings from continuing operations for the second quarter were $27.6 million or $1.85 per diluted common share, compared to net earnings from continuing operations of $30.9 million, or $2.20 per diluted common share, during the second quarter of 2009. CDI’s EBITDA (earnings before interest, taxes, depreciation and amortization) from continuing operations increased 1 percent year over year from $58.6 million in 2009 to $59.3 million in 2010. Earnings in the quarter were negatively affected by $4 million in costs related to the acquisition of Youbet.com, Inc., which closed on June 2, 2010.

“This was an important quarter for us on four fronts,” said Robert L. Evans, CDI president and chief executive officer. “First, we set a new record in terms of the EBITDA performance of our most important asset, the Kentucky Oaks and Kentucky Derby week, up $3.4 million from last year. Second, we continued on pace to meet our expected $80-$100 million in annual gross gaming revenue (“GGR”) for the Calder Casino, with $21.1 million in GGR for the quarter. Third, we realized 11 percent handle growth in our Online Business excluding

Youbet.com, despite a decline in overall U.S. Thoroughbred industry handle of 6 percent. Finally, we completed the acquisition of Youbet.com and United Tote and are pleased to report that, based upon our integration efforts to date, we should achieve annualized cost synergies of $12 million, rather than the $10 million we previously anticipated.”

Subsequent to the quarter, CDI launched the inaugural HullabaLOU Music Festival at Churchill Downs Racetrack on July 23-25. Added Evans, “We more than achieved our primary goals of establishing a national brand and creating an outstanding entertainment experience for the over 78,000 people who attended. Of the attendees surveyed, 99 percent said they would recommend HullabaLOU to their friends, 70 percent said they would definitely attend next year, while 28 percent said they would likely attend depending on the weather (heat) and the lineup of bands. However, with concert ticket sales off 17 percent through June, according to Pollstar, and with the punishing 95-plus degree heat during the three-day event, our EBITDA loss exceeded $5 million, roughly twice what we had expected.”

A conference call regarding this news release is scheduled for Thursday, August 5, 2010, at 9 a.m. ET. Investors and other interested parties may listen to the conference call by accessing the online, real-time webcast of the call at www.ChurchillDownsIncorporated.com or by dialing toll-free: 877-372-0878 or if dialing internationally, using the toll number 253-237-1169, at least 10 minutes before the appointed time. The conference ID number for this call is 83691891. The online replay will be available within 90 minutes from the conclusion of the conference call, and continue for one year. A copy of this news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.ChurchillDownsIncorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), CDI has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). CDI uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. CDI believes the use of this measure enables management and investors to evaluate and compare, from period to period, CDI’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of CDI’s financial results in accordance with GAAP.

Churchill Downs Incorporated (“CDI”), headquartered in Louisville, Ky., owns and operates four world renowned Thoroughbred racing facilities: Arlington Park in Illinois, Calder Casino and Race Course in Florida, Churchill Downs Racetrack in Kentucky and Fair Grounds Race Course & Slots in Louisiana. CDI operates slots and gaming operations in Louisiana and Florida. CDI tracks are host to many of North America’s most prestigious races, including the Arlington Million, the Kentucky Derby and the Kentucky Oaks, the Louisiana Derby and the Princess Rooney, along with hosting the Breeders’ Cup World Championships for a record seventh time on Nov. 5-6, 2010 and eighth time on Nov. 4-5, 2011. CDI also owns off-track betting facilities, TwinSpires.com, Youbet.com and other advance-deposit wagering providers, United Tote, television production, telecommunications and racing service companies such as BRIS and a 50-percent interest in the national cable and satellite network, HorseRacing TV, which supports CDI’s network of simulcasting and racing operations. CDI’s Churchill Downs

Entertainment Group produces the HullabaLOU Music Festival and ‘Fork, Cork & Style’. CDI trades on the NASDAQ Global Select Market under the symbol CHDN and can be found at www.ChurchillDownsIncorporated.com

Information set forth in this press release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, on-line gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks, costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Florida, Illinois or Louisiana law that impact revenues of racing operations in those states; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemens’ groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; our ability to integrate Youbet and other businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the three months ended June 30, 2010 and 2009

(In thousands, except per share data)

	Three Months Ended June 30,
	2010	2009	% Change
Net revenues	$200,512	$180,037	11
Operating expenses	137,332	116,929	17
Selling, general and administrative expenses	15,956	11,986	33

Operating income	47,224	51,122	(8)

Other income (expense):
Interest income	17	264	(94)
Interest expense	(1,420)	(211)	U
Equity in loss of unconsolidated investments	(290)	(395)	27
Miscellaneous, net	359	400	(10)

	(1,334)	58	U

Earnings from continuing operations before provision for income taxes	45,890	51,180	(10)
Income tax provision	(18,285)	(20,324)	10

Earnings from continuing operations	27,605	30,856	(11)
Discontinued operations, net of income taxes:
Earnings from operations	—	5	(100)

Net earnings	$27,605	$30,861	(11)

Net earnings per common share data:
Basic
Earnings from continuing operations	$1.85	$2.20	(16)
Discontinued operations	—	—	—

Net earnings	$1.85	$2.20	(16)

Diluted
Earnings from continuing operations	$1.85	$2.20	(16)
Discontinued operations	—	—	—

Net earnings	$1.85	$2.20	(16)

Weighted average shares outstanding:
Basic	14,440	13,573
Diluted	14,895	14,031

NM: Not meaningful            U: > 100% unfavorable            F: > 100% favorable

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the six months ended June 30, 2010 and 2009

(Unaudited)

(In thousands, except per share data)

	Six Months Ended June 30,
	2010	2009	% Change
Net revenues	$275,562	$253,774	9
Operating expenses	215,237	187,212	15
Selling, general and administrative expenses	29,327	24,435	20

Operating income	30,998	42,127	(26)

Other income (expense):
Interest income	128	387	(67)
Interest expense	(2,678)	(527)	U
Equity in earnings (loss) of unconsolidated investments	153	(73)	F
Miscellaneous, net	653	720	(9)

	(1,744)	507	U

Earnings from continuing operations before provision for income taxes	29,254	42,634	(31)
Income tax provision	(10,058)	(16,845)	40

Earnings from continuing operations	19,196	25,789	(26)
Discontinued operations, net of income taxes:
(Loss) earnings from operations	(259)	246	U

Net earnings	$18,937	$26,035	(27)

Net earnings per common share data:
Basic
Earnings from continuing operations	$1.33	$1.84	(28)
Discontinued operations	(0.02)	0.02	U

Net earnings	$1.31	$1.86	(30)

Diluted
Earnings from continuing operations	$1.33	$1.84	(28)
Discontinued operations	(0.02)	0.02	U

Net earnings	$1.31	$1.86	(30)

Weighted average shares outstanding:
Basic	14,027	13,573
Diluted	14,490	14,031

NM: Not meaningful            U: > 100% unfavorable            F: > 100% favorable

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three months ended June 30, 2010 and 2009

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2010	2009	% Change

Net revenues from external customers:
Churchill Downs	$89,390	$88,421	1
Arlington Park	23,050	25,361	(9)
Calder	18,294	19,448	(6)
Fair Grounds	9,898	10,040	(1)

Total Racing Operations	140,632	143,270	(2)
Online Business	29,393	20,794	41
Gaming	28,186	15,389	83
Other Investments	2,305	256	F
Corporate	(4)	328	U

Net revenues from external customers	$200,512	$180,037	11

Intercompany net revenues:
Churchill Downs	$2,428	$2,205	10
Arlington Park	919	595	54
Calder	351	342	3
Fair Grounds	8	—	F

Total Racing Operations	3,706	3,142	18
Online Business	257	174	48
Other Investments	602	525	15
Eliminations	(4,565)	(3,841)	(19)

Intercompany net revenues	$—	$—	—

Reconciliation of Segment EBITDA to net earnings:
Racing Operations	$49,428	$48,495	2
Online Business	4,654	5,227	(11)
Gaming	6,706	4,825	39
Other Investments	(194)	442	U
Corporate	(1,311)	(403)	U

Total EBITDA	59,283	58,586	1
Depreciation and amortization	(11,990)	(7,459)	(61)
Interest income (expense), net	(1,403)	53	U
Income tax expense	(18,285)	(20,324)	10

Earnings from continuing operations	27,605	30,856	(11)
Discontinued operations, net of income taxes	—	5	(100)

Net earnings	$27,605	$30,861	(11)

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the six months ended June 30, 2010 and 2009

(Unaudited)

(In thousands)

	Six Months Ended June 30,
	2010	2009	% Change

Net revenues from external customers:
Churchill Downs	$91,530	$90,492	1
Arlington Park	32,088	41,402	(22)
Calder	21,244	21,632	(2)
Fair Grounds	26,425	28,728	(8)

Total Racing Operations	171,287	182,254	(6)
Online Business	47,350	37,444	26
Gaming	54,518	33,264	64
Other Investments	2,404	357	F
Corporate	3	455	(99)

Net revenues from external customers	$275,562	$253,774	9

Intercompany net revenues:
Churchill Downs	$2,536	$2,205	15
Arlington Park	1,343	837	60
Calder	375	362	4
Fair Grounds	547	580	(6)

Total Racing Operations	4,801	3,984	21
Online Business	421	298	41
Other Investments	975	900	8
Eliminations	(6,197)	(5,182)	(20)

Intercompany net revenues	$—	$—	—

Reconciliation of Segment EBITDA to net earnings:
Racing Operations	$36,565	$37,746	(3)
Online Business	8,649	8,965	(4)
Gaming	11,645	11,517	1
Other Investments	(417)	820	U
Corporate	(2,623)	(1,398)	(88)

Total EBITDA	53,819	57,650	(7)
Depreciation and amortization	(22,015)	(14,876)	(48)
Interest income (expense), net	(2,550)	(140)	U
Income tax expense	(10,058)	(16,845)	40

Earnings from continuing operations	19,196	25,789	(26)
Discontinued operations, net of income taxes	(259)	246	U

Net earnings	$18,937	$26,035	(27)

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$24,251	$13,643
Restricted cash	57,376	35,125
Accounts receivable, net	28,469	33,446
Deferred income taxes	7,617	6,408
Other current assets	24,684	16,003

Total current assets	142,397	104,625

Property and equipment, net	471,254	458,222
Goodwill	183,394	115,349
Deferred income taxes	6,233	—
Other intangible assets, net	56,830	34,329
Other assets	12,877	12,877

Total assets	$872,985	$725,402

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,719	$38,772
Purses payable	17,895	11,857
Accrued expenses	52,869	46,603
Dividends payable	—	6,777
Deferred revenue	17,668	30,972
Income taxes payable	7,745	1,997
Deferred riverboat subsidy	36,487	23,965
Note payable, related party	—	24,043

Total current liabilities	194,383	184,986

Long-term debt	113,512	71,132
Convertible note payable, related party	14,865	14,655
Other liabilities	20,508	19,137
Deferred revenue	15,560	16,720
Deferred income taxes	—	11,750

Total liabilities	358,828	318,380

Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 16,443 shares issued June 30, 2010 and 13,684 shares issued at December 31, 2009	233,621	145,423
Retained earnings	280,536	261,599

Total shareholders’ equity	514,157	407,022

Total liabilities and shareholders’ equity	$872,985	$725,402

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